  MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - MID CAP GROWTH PORTFOLIO
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
    Verisk       10/06/09      --     $22.000       $85,250,000         39,275     0.04%  0.38%     BofA Merrill    Merrill Lynch
Analytics Inc.                                                                                     Lynch, Morgan
                                                                                                      Stanley,
                                                                                                    J.P. Morgan,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                   William Blair
                                                                                                     & Company,
                                                                                                      Fox-Pitt
                                                                                                       Kelton
                                                                                                      Cochran
                                                                                                      Caronia
                                                                                                   Waller, Keefe
                                                                                                     Bruyette &
                                                                                                       Woods